Sanara MedTech Overview
(Nasdaq: SMTI)

August 2022

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the “Company,” “Sanara,” “we,” “our” or “us”). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predicts,” “preliminary,” “projects,” “seeks,” “should,” “targets,” “will,” or “would,” or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, among others, statements regarding the potential benefits created by the Precision Healing merger and Scendia acquisition, the anticipated impact of the Precision Healing Merger and the Scendia acquisition on Sanara’s business and future financial and operating results, Sanara’s ability to license and distribute Scendia products, the development of new products, the regulatory process and expansion of the Company’s business. These items involve risks, contingencies and uncertainties such as uncertainties associated with the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Company Overview

Sanara MedTech
Evidence Based Healing

About Sanara MedTech

With a focus on improving patient outcomes through evidence-based healing technologies, Sanara MedTech Inc. provides products and technologies for surgical and chronic wound care.

- **Highly competitive propriety product portfolio**
  - — CellerateRX Surgical Activated Collagen
  - — BIAKŌS Antimicrobial Skin and Wound Cleanser, Gel, and Irrigation Solution
  - — HYCOL Hydrolyzed Collagen Powder and Gel
  - — Multiple Advanced Biologics Products
- **Robust product pipeline rounding out our Six Wound Care and Surgical Site Therapy Focus Areas**
- **Developing synergistic technology platforms for physician services** designed to reach and treat patients across all care settings **(WounDerm)**
  - — **Handheld diagnostic tool and smartpad** to facilitate accurate wound diagnosis and appropriate treatments – **Precision Healing**
  - — **Wound and skin electronic medical record ("EMR") system/app** designed to connect wound and skin care providers with their patients
  - — Plan to utilize these proprietary technologies to provide prompt, cost-effective and scalable **physician led virtual wound care** (**Mgroup Strategies**) **and dermatologic care** (**DirectDerm**) driving product sales to the benefit of patients, their caregivers and payers



Highly Competitive Products
Robust Pipeline
Cutting Edge Technology
Physician Teleservice
Proven Leadership Team
Product Sales
Diagnosis Accuracy
Consistent Treatment with Physician Involve
Patient Outcomes
Overall Cost to System

Sanara's Six Wound Care and Surgical Site Therapy Focus Areas

Sanara MedTech

Sanara's strategy is to create a value proposition through the use of efficacious products and services in the appropriate care settings for wound and skin care

Debridement

- Debrider technology licensed and currently under development with Rochal Industries that has skin care applications

Biofilm Removal

- The Rochal Biofilm Solution Set, BIAKŌS, consists of a cleanser and gel which initially disrupt biofilm and kill >99% of bacteria on contact. After 24 hours, a complete kill has been accomplished preventing biofilm regrowth
- The cleanser and gel are both cleared by the FDA under separate 510(k)s

BIAKŌS™ ANTIMICROBIAL SKIN & WOUND CLEANSER

Hydrolyzed Collagen

- HYCOL and CellerateRX gel and powder are Activated Collagen Peptide products cleared by the FDA as medical devices for use on all acute and chronic wounds (excluding third degree burns)
- Penetrates faster into the wound and surgical incision site than native collagen

HYCOL™ HYDROLYZED COLLAGEN

CellerateRX Surgical ACTIVATED COLLAGEN (CRX)

Advanced Biologics

- Products expected to be marketed and sold under an agreement with Cook Biotech:
  - FORTIFY TRG™ Tissue Repair Graft
  - FORTIFY FLOWABLE™ Extracellular Matrix
  - VIM™ Amnion Matrix

Negative Pressure Wound Therapy Adjunct Products

- BIAKŌS Irrigation Solution for negative pressure wound therapy (NPWT)
- Currently undergoing field-testing
- BIAKŌS irrigation solution is used in instillation and irrigation pumps to remove and prevent biofilm reformation while allowing the wound to receive the full benefit of NPWT
- Targeted to Post-Acute Care settings: LTACHs, SNFs and home health

Oxygen Delivery System Segment of the Healthcare Industry

- Hyperbaric Oxygen Therapy (HBOT) is overused and increasing costs in the system
- A novel wound dressing (under development) will be designed to deliver oxygen directly to the wound bed to allow new tissue formation and advance the healing process
- Recently was under a National Institute of Health grant

Surgical and Chronic Wound Disruptive Strategies

Sanara
MedTech
Evidence Based Healing

Surgical Wound Disruptive Strategies

Sanara MedTech

The industry needs to minimize post-acute care costs, while improving patient clinical outcomes

Surgical Wound Market

- Surgical Wounds are the largest Medicare spend area in wound care totaling $11.7B (including cost of infections)[1]
- 15.3M surgeries in the U.S. each year (excluding ocular surgery), 7.8M in ASCs and 7.5M in hospitals[2]
- 2-4% is the average published rate of surgical site infection/complication across all surgery types[3]

Our Focus

- Reduce the economic and clinical burden of post-operative wound complications
- ~1M Arthroplasties performed annually in the U.S. (hip and knee replacements)
  - 370k hips and 680k knees annually[4]
- Surgical Wound dehiscence across all surgical specialties is a major cause of patient mortality
  - leading to a 61% higher rate of re-admission[5]
  - $40,000+ in average additional hospital charges[5]

Future Market Growth

- By year 2030, total hips and knee procedures are projected to grow by 171% and 189%, respectively[4]
- Revision hip and knees (when initial implantation must be re-done) is expected to increase by 140% and 190%, respectively[4]
- In the U.S., over 73% of adults are overweight and over 40% are considered obese, a major risk factor for unimpaired healing[6]

(1) "Chronic Wounds: Economic Impact and costs to Medicare" by Alliance of Wound Care Stakeholders.
(2) "Surgeries in Hospital-Based Ambulatory Surgery and Hospital Inpatient Settings, 2014" by Claudia A. Steiner, M.D., M.P.H., Zeynal Karaca, Ph.D., Brian J. Moore, Ph.D., Melina C. Imshaug, M.P.H., and Gary Pickens, Ph.D.
(3) Patient Safety Network.
(4) "Projected Volume of Primary and Revision Total Joint Replacement in the U.S. 2030 to 2060" by American Academy of Orthopaedic Surgeons.
(5) "Consensus Document" by World Union of Wound Healing Societies.
(6) https://www.cdc.gov/nchs/fastats/obesity-overweight.htm

Chronic Wound Care Disruption

Sanara MedTech

The industry is in need of a wound care solution that lowers costs through decreased hospitalizations and improved outcomes.

What is the Wound Care Industry Missing Today?

- Early, accurate diagnosis and intervention
- Comorbidity recognition and management
- Education / standard of care for primary providers
- Access to specialty wound care
- Product and service innovation
- Value-based reimbursement models
  - Current FFS model incentivizes high-cost treatments
  - Efficacy and outcomes not aligned with reimbursement
- Transitional care strategies (vs. episodic care)

▪ Hospitals (3-5 days) ▪ LTAC (28 days) ▪ SNF (21/100 days) ▪ Home Health (60 days)	No continuum of care ownership of the wound patient	Inconsistent treatment plans throughout the continuum

Technology and Services Solutions Strategic Vision

- Diagnostic technology that accurately predicts wound healing trajectory and risk
- Evidence-based clinical decision support across the continuum of care
- Data-based clinical alerts for early risk recognition, adverse outcome prevention, and reduced hospital readmissions
- Cost-effective, advanced product formulary and protocols to minimize care variability (No current gold standards of care)
- Ability to provide timely products to the point of care
- Detailed clinical and financial reporting to monitor outcomes and aid in strategic decision making
- 24/7 access to national wound care specialists via telemedicine-based virtual consultations

SMTI Surgical Division

Sanara MedTech
Evidence Based Healing

Surgical Products

Surgical Overview

- 35 field sales managers
- CellerateRX Surgical sold in 590 hospitals/ASCs in the TTM
- CellerateRX Surgical sold in hospitals/ASCs across 27 states[(1)] in the TTM
- CellerateRX Surgical approved to be sold in 1,580 hospitals/ASCs
- Total estimated available market in the United States:
    - 6,090 hospitals[(2)]
    - 5,700 ASCs[(3)]



POWDER
Cellerate RX Surgical
ACTIVATED COLLAGEN



(1) Number based on a minimum of $50,000 revenue in the TTM.
(2) American Hospital Association. Fast Facts on U.S. Hospitals, 2021.
(3) Becker's ASC Review dated June 19, 2020 referencing CMS data from May 2020 as reported by ASCA.

SMTI Wound and Virtual Consult Strategy

Sanara
MedTech
Evidence Based Healing

Sanara MedTech

A Comprehensive Solution for Wound Care

Sanara is a provider of products and technologies for surgical and chronic wounds dedicated to improving patient outcomes.

The components of Sanara's offering are complementary and promote improved outcomes.

Proprietary Diagnostics	• Designed to quantify key biomarkers that dictate the trajectory of wound healing and identify deficiencies to guide treatment.
Virtual Consults (Wound and Dermatology)	• Virtual consult services for wound care and dermatology provided by experienced specialized physicians/clinicians
Proprietary Products	• Products that improve patient outcomes by addressing multiple conditions that impact wound healing in Sanara's six focus areas
WounDerm EMR	• Proprietary EMR and app developed specifically for wound care and dermatology • Offers wound tracking analytics, recommended treatments/decision support, and automated referrals

Sanara Solution	Disruption Compared to Current Standard of Care
Precision Healing Diagnostics	• Expected to capture more biomarkers than competing products • Expected to capture both bacterial load and host response
MGroup and DirectDerm Virtual Consults	• Access to specialized wound and dermatology physicians/clinicians utilizing proprietary products and eventually proprietary treatment algorithms
Proprietary Products	• Highly efficacious products supported by studies with proven results healing wounds
WounDerm EMR	• Expected to allow providers the ability to follow the patient across all care settings.

Sanara MedTech Portfolio
Innovative, Comprehensive, Complementary

Sanara MedTech

Diagnostics/Treatment Algorithms

- Under development
- Novel and disruptive approach to unmet need in the care of skin and chronic wounds
- Allows for development of advanced virtual care pathways with scalable patient access and treatment algorithms

Precision Healing

EMR and Mobile App

- Under development
- Provider to patient interface
- Capabilities include:
  - Wound tracking analytics
  - Recommended treatment plans
  - Efficient revenue cycle workflows
- Data used to develop algorithms to better treat wounds and drive product development

WounDerm

Virtual Consult

- **MGroup Strategies**
  - Wound Care virtual consult services
  - Licensed in 50 states
- **DirectDerm**
  - Dermatology virtual consult services
  - Perform 5,000+ consults per month
- Ability to triage consumer, recommend and prescribe products and expedite on-site care if needed

DirectDerm™ Expert Diagnosis. Personal Care.

Mgroup Strategies Healthcare Solutions

Research and Development

- In-house R&D team
- Core Capabilities
  - Product scale-up, FDA-compliant quality management system, manufacturing (Contract Manufacturing Organization), biocompatibility testing, performance testing, stability testing, regulatory support, clinical testing

Rochal Technologies A Sanara MedTech Inc. Company

Sanara Products

- Highly efficacious products for use by physicians and clinicians across the continuum of care
- **Hydrolyzed Collagen**
  - CellerateRX® Surgical Powder and Gel
  - HYCOL® Powder and Gel
- **BIAKŌS™ Antimicrobial Products**
  - Skin and Wound Cleanser/Gel/Irrigant
- **Scendia Advanced Biologics Product Portfolio**

Sanara MedTech Evidence Based Healing

Additional Partnership Products

- **FORTIFY TRG™ Tissue Repair Graft**
  - Ideal for reinforcement of soft tissue
- **FORTIFY FLOWABLE™ Extracellular Matrix**
  - Provides a natural, complex ECM scaffold for cellular invasion and capillary growth

Research and Development

Sanara MedTech
Evidence Based Healing

Rochal Technologies (R&D Division)

Sanara MedTech

Overview

- Leader in commercializing technology innovations in wounds, skin care, and burns
- Ability to manage product development from concept to commercialization
- 12 employees including 9 scientists/engineers
- Based in San Antonio, TX
- Research team and certain assets acquired by Sanara in July 2021

Research Team Product Experience

Antimicrobials

- BIAKŌS Antimicrobial Skin and Wound Cleanser
- BIAKŌS Antimicrobial Wound Gel
- BIASURGE Antimicrobial Surgical Cleanser
- CuraShield Antimicrobial Barrier Film

Polymers

- CuraShield No Sting Skin Protectant
- Adaptive Oxygen Transport

Biological Systems

- Autolytic Debrider
- Diabetic Skin Care

Core Capabilities

- Product Scale-up
- FDA Compliant quality management system
- Manufacturing (Contract Manufacturing Organization)
- Supplier Development
- Biocompatibility Testing
- Performance Testing
- Stability Testing
- Regulatory Support
- Clinical Testing
- Supply Chain Management
- Pipeline Management

Rochal Technologies
A Sanara MedTech Inc. Company

Financial Overview

Sanara MedTech
Evidence Based Healing

Q2 2022 Financial Highlights

Sanara MedTech

Overview

- **Revenue**
  - For the three months ended June 30, 2022, we generated net revenues of $9.7 million compared to net revenues of $6.3 million for the three months ended June 30, 2021, representing a 54% increase from the prior year period.
  - For the six months ended June 30, 2022, net revenues totaled $17.5 million compared to net revenues of $11.3 million for the six months ended June 30, 2021, representing a 55% increase from the prior year period.
  - The higher revenues in 2022 were primarily due to increased sales of surgical wound care products as a result of our increased market penetration and geographic expansion, and our continuing strategy to expand our independent distribution network in both new and existing U.S. markets.
- **SG&A**
  - SG&A expenses for the three months ended June 30, 2022, were $10.4 million, as compared to $6.6 million for the three months ended June 30, 2021.
  - SG&A expenses for the six months ended June 30, 2022, were $19.8 million compared to SG&A expenses of $12.0 million for the six months ended June 30, 2021.
    - The higher SG&A expenses in 2022 were primarily due to higher direct sales and marketing expenses.
    - The increase in 2022 SG&A expenses were also partly attributable to increased noncash equity compensation, higher travel and in-person promotional activities expenses, and higher payroll costs related to the mid-year addition of the Rochal workforce in July 2021
- **Net Loss**
  - We had a net loss of $3.3 million for the three months ended June 30, 2022, compared to a net loss of $1.2 million for the three months ended June 30, 2021.
  - For the six months ended June 30, 2022, we had a net loss of $6.4 million, compared to net loss of $2.4 million for the six months ended June 30, 2021.
- **Cash Balances at end of quarter (in millions)**
  - $27.3 (Q1-21), $24.4 (Q2-21), $22.4 (Q3-21), $18.7 (Q4-21), $16.1 (Q1-22), $12.7 (Q2-22)

Questions

Sanara
MedTech
Evidence Based Healing